UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017

COMMAND SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-33525	14-1626307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

512 Herndon Parkway, Suite A, Herndon, Virginia 20170

(Address of principal executive offices, including zip code)

(703) 464-4735

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2017, the Board of Directors (the “Board”) of Command Security Corporation (the “Company,” “we” or “us”) increased the number of directors of the Company to six and elected Jerry L. Johnson to the Board as a Class I director to fill the newly created vacancy, with a term expiring at our annual shareholder meeting in 2017 or until his successor is duly elected and qualified or his earlier resignation or removal. The Board determined that Mr. Johnson qualifies as an independent director under the rules of the NYSE MKT and Mr. Johnson was appointed to serve as a member of each of the Audit Committee and Compensation Committee of the Board.

There are no arrangements or understandings between Mr. Johnson and any other person pursuant to which Mr. Johnson was selected as a director of the Company. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K in which Mr. Johnson has an interest.

On March 6, 2017, the Company granted Mr. Johnson stock options to purchase an aggregate of 50,000 shares of the Company’s common stock at an exercise price of $2.66 per share, which vest in equal monthly installments over the first year that Mr. Sullivan serves as a director, subject to his continuous service on the Board. Following this initial grant, Mr. Johnson will be compensated in accordance with the Company’s standard cash and equity compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to our 2016 Annual Meeting of Shareholders which was filed with the U.S. Securities and Exchange Commission on July 29, 2016. Mr. Johnson’s annual compensation for Board and committee service in fiscal 2017 will be proportionately reduced to reflect that he will not have served in such capacities for the Company’s entire fiscal year.

Item 8.01	Other Events.

On March 8, 2017, we issued a press release announcing Mr. Johnson’s election to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND SECURITY CORPORATION

Dated: March 8, 2017	By:	/s/ N. Paul Brost
	Name:	N. Paul Brost
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated March 8, 2017.

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